UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: January 31

Date of reporting period: July 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     July 31, 2013

LEGG MASON

INVESTMENT COUNSEL

SOCIAL AWARENESS

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high total return consisting of capital appreciation and current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Investment Counsel Social Awareness Fund for the six-month reporting period ended July 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Legg Mason Investment Counsel Social Awareness Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 30, 2013

Legg Mason Investment Counsel Social Awareness Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended July 31, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s second reading for second quarter 2013 GDP growth, released after the reporting period ended, was 2.5%. This increase was partially driven by increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.7%. Unemployment then fell to 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. However, unemployment then declined to 7.4% in July, its lowest level since December 2008. In addition, the percentage of longer-term unemployed has also declined, as roughly 37% of the 11.5 million

Americans looking for work in July 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales rose 6.5% on a seasonally adjusted basis in July 2013 versus the previous month and were 17.2% higher than in July 2012. In addition, the NAR reported that the median existing-home price for all housing types was $213,500 in July 2013, up 13.7% from July 2012. This marked the seventeenth consecutive month that home prices rose compared to the same period a year earlier. The inventory of homes available for sale in July 2013 was unchanged versus the previous month at a 5.1 month supply at the current sales pace and was 5% lower than in July 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first three months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory, as the PMI increased to 50.9 in June and 55.4 in July, the latter being the best reading since April 2011.

IV	Legg Mason Investment Counsel Social Awareness Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. In early 2013, there were concerns about the “fiscal cliff” and its potential impact on the economy. While this and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during the first four months of the reporting period. The market then experienced a modest setback in June 2013, due to concerns related to the tapering of the Fed’s asset purchase program. However, the market then rallied sharply in July as investor risk appetite returned. All told, for the six months ended July 31, 2013, the S&P 500 Indexv gained 13.73%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the six months ended July 31, 2013, with the Russell 2000 Indexvi gaining 16.66%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexvii, returned 13.83% and the Russell Midcap Indexviii returned 14.32%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 13.33% and 14.72%, respectively.

Legg Mason Investment Counsel Social Awareness Fund	V

Investment commentary (cont’d)

Q. Did Treasury yields trend higher or lower during the six months ended July 31, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.27%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.31%. The yield on the ten-year Treasury began the period at 2.02%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.73% on July 5, 2013, before edging down to 2.60% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first three months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the next two months of the period amid sharply rising interest rates given the Fed’s indications that it may begin tapering its asset purchase program sooner than previously anticipated. However, most spread sectors rallied in July 2013 amid improving investor demand. All told, the majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationxi Treasuries during the reporting period. For the six months ended July 31, 2013, the Barclays U.S. Aggregate Indexxii fell 1.62%.

Performance review

For the six months ended July 31, 2013, Class A shares of Legg Mason Investment Counsel Social Awareness Fund, excluding sales charges, returned 6.96%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Index, returned 13.73% and -1.62%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)xiii returned 8.95% for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 returned 6.92% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended July 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 573 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Legg Mason Investment Counsel Social Awareness Fund

Performance Snapshot as of July 31, 2013 (unaudited)
(excluding sales charges)	6 months
Legg Mason Investment Counsel Social Awareness Fund:
Class A	6.96%
Class B1	6.33%
Class C	6.60%
Class I	7.13%
S&P 500 Index	13.73%
Barclays U.S. Aggregate Index	-1.62%
Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)	8.95%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[2]	6.92%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 1, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.30%, 2.41%, 1.98% and 1.05%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.00% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended July 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 573 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Investment Counsel Social Awareness Fund	VII

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 30, 2013

RISKS: The Fund invests in both equity and fixed-income securities. Stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

viii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

xii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xiii

The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%) has been prepared by the portfolio managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays U.S. Aggregate Index.

VIII	Legg Mason Investment Counsel Social Awareness Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2013 and January 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2013 and held for the six months ended July 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.96%	$1,000.00	$1,069.60	1.30%	$6.67	Class A	5.00%	$1,000.00	$1,018.35	1.30%	$6.51
Class B	6.33	1,000.00	1,063.30	2.45	12.53	Class B	5.00	1,000.00	1,012.65	2.45	12.23
Class C	6.60	1,000.00	1,066.00	1.98	10.14	Class C	5.00	1,000.00	1,014.98	1.98	9.89
Class I	7.13	1,000.00	1,071.30	1.00	5.14	Class I	5.00	1,000.00	1,019.84	1.00	5.01

2	Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report

[1]	For the six months ended July 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

July 31, 2013

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Common Stocks — 69.9%
Consumer Discretionary — 7.5%
Hotels, Restaurants & Leisure — 1.5%
Yum! Brands Inc.	29,380	$2,142,390
Multiline Retail — 1.7%
Target Corp.	35,570	2,534,362
Specialty Retail — 2.2%
TJX Cos. Inc.	60,720	3,159,869
Textiles, Apparel & Luxury Goods — 2.1%
V.F. Corp.	15,410	3,035,770
Total Consumer Discretionary		10,872,391
Consumer Staples — 7.5%
Beverages — 0.7%
PepsiCo Inc.	12,645	1,056,363
Food & Staples Retailing — 2.2%
CVS Caremark Corp.	52,350	3,219,002
Food Products — 1.5%
Darling International Inc.	53,140	1,078,742	*
General Mills Inc.	21,460	1,115,920
Total Food Products		2,194,662
Household Products — 0.7%
Procter & Gamble Co.	12,950	1,039,885
Personal Products — 2.4%
Estee Lauder Cos. Inc., Class A Shares	51,640	3,390,166
Total Consumer Staples		10,900,078
Energy — 8.3%
Energy Equipment & Services — 5.3%
National-Oilwell Varco Inc.	37,980	2,665,056
Schlumberger Ltd.	35,090	2,853,870
Tetra Technology Inc.	91,590	2,161,524	*
Total Energy Equipment & Services		7,680,450
Oil, Gas & Consumable Fuels — 3.0%
Apache Corp.	39,100	3,137,775
Hess Corp.	16,920	1,259,863
Total Oil, Gas & Consumable Fuels		4,397,638
Total Energy		12,078,088
Financials — 10.6%
Capital Markets — 2.3%
State Street Corp.	48,515	3,380,040

See Notes to Financial Statements.

4	Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Commercial Banks — 4.1%
U.S. Bancorp	89,335	$3,333,982
Wells Fargo & Co.	60,190	2,618,265
Total Commercial Banks		5,952,247
Consumer Finance — 2.1%
American Express Co.	42,790	3,156,619
Insurance — 2.1%
Arch Capital Group Ltd.	55,640	3,012,906	*
Total Financials		15,501,812
Health Care — 9.0%
Biotechnology — 0.8%
Gilead Sciences Inc.	20,090	1,234,531	*
Health Care Equipment & Supplies — 1.3%
Covidien PLC	30,070	1,853,214
Health Care Providers & Services — 3.6%
Express Scripts Holding Co.	39,290	2,575,460	*
UnitedHealth Group Inc.	36,190	2,636,441
Total Health Care Providers & Services		5,211,901
Health Care Technology — 1.9%
Cerner Corp.	55,140	2,701,860	*
Pharmaceuticals — 1.4%
Allergan Inc.	10,430	950,382
Novo-Nordisk A/S, ADR	6,480	1,094,601
Total Pharmaceuticals		2,044,983
Total Health Care		13,046,489
Industrials — 6.5%
Commercial Services & Supplies — 0.7%
Covanta Holding Corp.	51,630	1,074,420
Construction & Engineering — 1.3%
Quanta Services Inc.	72,900	1,954,449	*
Machinery — 2.9%
Danaher Corp.	45,170	3,041,748
Illinois Tool Works Inc.	16,040	1,155,521
Total Machinery		4,197,269
Road & Rail — 1.6%
Union Pacific Corp.	14,530	2,304,313
Total Industrials		9,530,451

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

July 31, 2013

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Information Technology — 14.1%
Communications Equipment — 2.9%
Cisco Systems Inc.	72,160	$1,843,688
QUALCOMM Inc.	37,690	2,432,890
Total Communications Equipment		4,276,578
Computers & Peripherals — 3.3%
Apple Inc.	5,990	2,710,475
NetApp Inc.	50,945	2,094,858
Total Computers & Peripherals		4,805,333
Internet Software & Services — 3.2%
eBay Inc.	40,200	2,077,938	*
Google Inc., Class A Shares	2,840	2,520,784	*
Total Internet Software & Services		4,598,722
IT Services — 1.6%
Accenture PLC, Class A Shares	31,560	2,329,444
Semiconductors & Semiconductor Equipment — 1.2%
Broadcom Corp., Class A Shares	62,585	1,725,468
Software — 1.9%
SAP AG, ADR	13,640	994,220
VMware Inc., Class A Shares	21,380	1,757,222	*
Total Software		2,751,442
Total Information Technology		20,486,987
Materials — 2.4%
Chemicals — 2.4%
Air Products & Chemicals Inc.	19,254	2,091,755
Potash Corp. of Saskatchewan Inc.	49,045	1,422,305
Total Materials		3,514,060
Telecommunication Services — 1.7%
Wireless Telecommunication Services — 1.7%
Crown Castle International Corp.	34,730	2,439,782	*
Utilities — 2.3%
Electric Utilities — 0.7%
Northeast Utilities	23,760	1,055,182
Water Utilities — 1.6%
American Water Works Co. Inc.	54,830	2,340,144
Total Utilities		3,395,326
Total Common Stocks (Cost — $66,942,595)		101,765,464

See Notes to Financial Statements.

6	Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 0.5%
Nelnet Student Loan Trust, 2008-2 A4 (Cost — $694,613)	1.973%	6/26/34	$665,000	$694,149	(a)
Collateralized Mortgage Obligations — 3.1%
Banc of America Commercial Mortgage Inc., 2005-1 A4	5.117%	11/10/42	380,297	386,075	(a)
Commercial Mortgage Pass Through Certificates, 2007-C9 AAB	5.800%	12/10/49	393,454	416,627	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 2837 ED	5.000%	8/15/19	19,378	20,177
Federal Home Loan Mortgage Corp. (FHLMC), 3835 BA	4.000%	8/15/38	409,149	428,946
Federal Home Loan Mortgage Corp. (FHLMC), 4003 WV	3.500%	4/15/22	426,041	446,601
Federal Home Loan Mortgage Corp. (FHLMC), 4030 JA	3.500%	12/15/41	945,822	931,540
Federal National Mortgage Association (FNMA), 2011-053 CY	4.000%	6/25/41	237,232	251,063
Federal National Mortgage Association (FNMA), 2011-111 VA	4.000%	1/25/23	369,885	378,902
Government National Mortgage Association (GNMA), 2009-22 AG	4.000%	10/16/32	42,463	42,531
Government National Mortgage Association (GNMA), 2009-46 G	4.500%	9/20/34	335,206	344,801
Government National Mortgage Association (GNMA), 2009-93 PB	3.000%	12/16/38	427,512	442,081
Government National Mortgage Association (GNMA), 2010-43 QD, PAC	3.000%	11/20/37	257,095	264,228
Government National Mortgage Association (GNMA), 2010-56 BA	4.500%	2/20/36	186,172	193,071
LB-UBS Commercial Mortgage Trust, 2004-C4 A3	5.378%	6/15/29	11,150	11,340	(a)
Total Collateralized Mortgage Obligations (Cost — $4,621,538)				4,557,983
Corporate Bonds & Notes — 14.5%
Consumer Discretionary — 0.5%
Media — 0.5%
Comcast Corp., Senior Notes	5.650%	6/15/35	600,000	664,227
Consumer Staples — 0.5%
Beverages — 0.5%
PepsiCo Inc., Senior Notes	5.000%	6/1/18	655,000	744,360
Energy — 0.8%
Energy Equipment & Services — 0.1%
FMC Technologies Inc., Senior Notes	2.000%	10/1/17	125,000	124,128
Oil, Gas & Consumable Fuels — 0.7%
ONEOK Partners LP, Senior Notes	2.000%	10/1/17	150,000	148,129
Petrobras International Finance Co., Senior Notes	3.500%	2/6/17	675,000	682,204
Statoil ASA, Senior Notes	3.125%	8/17/17	190,000	202,145
Total Oil, Gas & Consumable Fuels				1,032,478
Total Energy				1,156,606
Financials — 8.3%
Capital Markets — 0.9%
BlackRock Inc., Senior Notes	3.500%	12/10/14	415,000	431,443
BlackRock Inc., Senior Notes	4.250%	5/24/21	400,000	425,419

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

July 31, 2013

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	$425,000	$446,155
Total Capital Markets				1,303,017
Commercial Banks — 2.9%
Bank of Montreal, Senior Notes	1.400%	9/11/17	225,000	220,716
Bank of Nova Scotia, Senior Notes	2.375%	12/17/13	295,000	297,259
Bank of Nova Scotia, Senior Notes	2.050%	10/7/15	250,000	256,366
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	435,000	481,798
Rabobank Nederland NV, Notes	4.500%	1/11/21	1,000,000	1,063,027
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	450,000	461,979
SunTrust Banks Inc., Senior Notes	3.600%	4/15/16	555,000	589,131
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	380,000	414,284
Westpac Banking Corp., Senior Notes	4.200%	2/27/15	450,000	474,430
Total Commercial Banks				4,258,990
Consumer Finance — 1.2%
SLM Corp., Medium-Term Notes, Senior Notes	5.000%	10/1/13	1,275,000	1,282,969
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	400,000	411,841
Total Consumer Finance				1,694,810
Diversified Financial Services — 2.2%
Bank of America Corp., Senior Notes	5.625%	10/14/16	1,000,000	1,115,107
JPMorgan Chase & Co., Senior Notes	3.450%	3/1/16	550,000	578,519
JPMorgan Chase & Co., Senior Notes	6.000%	1/15/18	200,000	230,212
National Rural Utilities Cooperative Finance Corp., Medium-Term Notes	8.000%	3/1/32	540,000	749,972
NYSE Euronext, Senior Notes	2.000%	10/5/17	400,000	400,056
Private Export Funding Corp.	4.974%	8/15/13	190,000	190,362
Total Diversified Financial Services				3,264,228
Real Estate Investment Trusts (REITs) — 1.1%
Digital Realty Trust Inc., Senior Notes	5.250%	3/15/21	125,000	131,240
HCP Inc., Senior Notes	2.625%	2/1/20	750,000	710,395
Health Care REIT Inc., Senior Notes	3.625%	3/15/16	400,000	421,464
Simon Property Group LP, Senior Notes	4.200%	2/1/15	100,000	104,306
Simon Property Group LP, Senior Notes	4.125%	12/1/21	250,000	263,815
Total Real Estate Investment Trusts (REITs)				1,631,220
Total Financials				12,152,265
Health Care — 1.5%
Biotechnology — 0.3%
Gilead Sciences Inc., Senior Notes	3.050%	12/1/16	375,000	397,895

See Notes to Financial Statements.

8	Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Equipment & Supplies — 0.2%
Medtronic Inc., Senior Notes	3.000%	3/15/15	$175,000	$181,741
Stryker Corp., Senior Notes	3.000%	1/15/15	180,000	186,140
Total Health Care Equipment & Supplies				367,881
Health Care Providers & Services — 0.1%
UnitedHealth Group Inc., Senior Notes	1.400%	10/15/17	125,000	122,907
Pharmaceuticals — 0.9%
Merck & Co. Inc., Senior Notes	4.000%	6/30/15	355,000	378,262
Novartis Capital Corp., Senior Notes	4.125%	2/10/14	470,000	478,804
Wyeth, Notes	5.500%	2/15/16	425,000	474,651
Total Pharmaceuticals				1,331,717
Total Health Care				2,220,400
Industrials — 0.6%
Road & Rail — 0.6%
Norfolk Southern Corp., Senior Notes	7.250%	2/15/31	650,000	833,685
Information Technology — 1.5%
Computers & Peripherals — 0.3%
Hewlett-Packard Co., Senior Notes	1.550%	5/30/14	400,000	401,842
Internet Software & Services — 0.2%
eBay Inc., Senior Notes	1.625%	10/15/15	340,000	347,781
Semiconductors & Semiconductor Equipment — 0.5%
Intel Corp., Senior Notes	1.350%	12/15/17	350,000	344,054
Texas Instruments Inc., Senior Notes	1.650%	8/3/19	400,000	387,352
Total Semiconductors & Semiconductor Equipment				731,406
Software — 0.5%
Microsoft Corp., Senior Notes	2.950%	6/1/14	205,000	209,622
Microsoft Corp., Senior Notes	1.625%	9/25/15	450,000	461,398
Total Software				671,020
Total Information Technology				2,152,049
Materials — 0.5%
Chemicals — 0.5%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.875%	12/1/36	600,000	662,098
Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.3%
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	400,000	476,170
Total Corporate Bonds & Notes (Cost — $19,970,999)				21,061,860
Mortgage-Backed Securities — 2.5%
FHLMC — 1.8%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/1/32	318,084	326,054
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/37	191,406	209,208
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	3/1/19-7/1/35	862,430	923,388

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

July 31, 2013

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/21	$221,832	$235,456
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	2/1/22-2/1/36	497,080	543,353
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/37	188,150	211,846
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	2/1/37	173,417	187,249
Total FHLMC				2,636,554
FNMA — 0.3%
Federal National Mortgage Association (FNMA)	6.500%	3/1/29	67	77
Federal National Mortgage Association (FNMA)	4.500%	2/1/35	73,842	78,415
Federal National Mortgage Association (FNMA)	5.500%	6/1/36-11/1/36	34,240	37,305
Federal National Mortgage Association (FNMA)	6.000%	5/1/37-9/1/37	313,059	342,263
Total FNMA				458,060
GNMA — 0.4%
Government National Mortgage Association (GNMA) I	5.000%	12/15/35	466,572	505,791
Government National Mortgage Association (GNMA) II	7.000%	11/20/36	58,072	66,360
Total GNMA				572,151
Total Mortgage-Backed Securities (Cost — $3,383,557)				3,666,765
Municipal Bonds — 0.3%
Pennsylvania — 0.3%
County of Montgomery, PA, GO, Build America Bonds (Cost — $405,488)	5.400%	10/1/30	400,000	446,084
U.S. Government & Agency Obligations — 6.1%
U.S. Government Agencies — 2.5%
Federal Farm Credit Bank (FFCB), Bonds	2.070%	9/27/21	500,000	479,130
Federal Home Loan Bank (FHLB), Bonds	2.500%	7/5/22	500,000	474,319
Federal Home Loan Mortgage Corp. (FHLMC), Notes	3.750%	3/27/19	375,000	412,444
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.250%	10/2/19	245,000	233,073
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	1/13/22	1,700,000	1,653,680
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	303,000	411,633
Total U.S. Government Agencies				3,664,279
U.S. Government Obligations — 3.6%
U.S. Treasury Bonds	3.500%	2/15/39	718,000	712,334
U.S. Treasury Bonds	4.375%	11/15/39	204,000	233,516
U.S. Treasury Notes	0.750%	9/15/13	425,000	425,365
U.S. Treasury Notes	2.250%	11/30/17	984,000	1,029,049
U.S. Treasury Notes	2.625%	8/15/20	2,629,000	2,738,987
Total U.S. Government Obligations				5,139,251
Total U.S. Government & Agency Obligations (Cost — $8,631,695)				8,803,530
Total Investments before Short-Term Investments (Cost — $104,650,485)				140,995,835

See Notes to Financial Statements.

10	Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.3%
Repurchase Agreements — 1.3%
Interest in $1,200,000,000 joint tri-party repurchase agreement dated 7/31/13 with RBS Securities Inc.; Proceeds at maturity — $1,924,003; (Fully collateralized by various U.S. government obligations, 0.250% to 4.000% due 6/30/14 to 5/31/17; Market value — $1,962,480) (Cost — $1,924,000)	0.050%	8/1/13	$1,924,000	$1,924,000
Total Investments — 98.2% (Cost — $106,574,485#)				142,919,835
Other Assets in Excess of Liabilities — 1.8%				2,598,740
Total Net Assets — 100.0%				$145,518,575

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PAC	— Planned Amortization Class
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

July 31, 2013

Assets:
Investments, at value (Cost — $106,574,485)	$142,919,835
Cash	168
Receivable for securities sold	2,093,003
Receivable for Fund shares sold	552,941
Interest and dividends receivable	443,719
Principal paydown receivable	45
Prepaid expenses	32,426
Total Assets	146,042,137

Liabilities:
Payable for Fund shares repurchased	175,471
Investment management fee payable	80,034
Service and/or distribution fees payable	42,307
Trustees’ fees payable	10,790
Accrued expenses	214,960
Total Liabilities	523,562
Total Net Assets	$145,518,575

Net Assets:
Par value (Note 7)	$74
Paid-in capital in excess of par value	100,838,893
Overdistributed net investment income	(53,373)
Accumulated net realized gain on investments	8,387,631
Net unrealized appreciation on investments	36,345,350
Total Net Assets	$145,518,575

Shares Outstanding:
Class A	6,238,452
Class B	374,297
Class C	578,667
Class I	209,421

Net Asset Value:
Class A (and redemption price)	$19.65
Class B*	$19.57
Class C*	$19.85
Class I (and redemption price)	$19.64
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$20.85

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended July 31, 2013

Investment Income:
Dividends	$695,596
Interest	655,089
Less: Foreign taxes withheld	(7,180)
Total Investment Income	1,343,505

Expenses:
Investment management fee (Note 2)	465,905
Service and/or distribution fees (Notes 2 and 5)	247,387
Transfer agent fees (Note 5)	195,979
Registration fees	28,234
Shareholder reports	22,007
Legal fees	19,675
Audit and tax	13,505
Fund accounting fees	6,995
Trustees’ fees	5,626
Insurance	1,978
Custody fees	658
Miscellaneous expenses	3,366
Total Expenses	1,011,315
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(502)
Net Expenses	1,010,813
Net Investment Income	332,692

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	8,620,770
Change in Net Unrealized Appreciation (Depreciation) from Investments	686,849
Net Gain on Investments	9,307,619
Increase in Net Assets from Operations	$9,640,311

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended July 31, 2013 (unaudited) and the Year Ended January 31, 2013	July 31	January 31

Operations:
Net investment income	$332,692	$935,896
Net realized gain	8,620,770	8,276,124
Change in net unrealized appreciation (depreciation)	686,849	3,408,602
Increase in Net Assets From Operations	9,640,311	12,620,622

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(436,244)	(1,122,045)
Net realized gains	(824,624)	—
Decrease in Net Assets From Distributions to Shareholders	(1,260,868)	(1,122,045)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	7,327,125	8,601,171
Reinvestment of distributions	1,207,950	1,078,594
Cost of shares repurchased	(14,032,998)	(25,053,749)
Decrease in Net Assets From Fund Share Transactions	(5,497,923)	(15,373,984)
Increase (Decrease) in Net Assets	2,881,520	(3,875,407)

Net Assets:
Beginning of period	142,637,055	146,512,462
End of period*	$145,518,575	$142,637,055
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(53,373)	$50,179

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$18.54	$17.12	$16.98	$14.92	$11.90	$16.46

Income (loss) from operations:
Net investment income	0.05	0.14	0.14	0.15	0.17	0.20
Net realized and unrealized gain (loss)	1.24	1.44	0.15	2.08	3.03	(4.55)
Proceeds from settlement of a regulatory matter	—	—	—	0.04	—	—
Total income (loss) from operations	1.29	1.58	0.29	2.27	3.20	(4.35)

Less distributions from:
Net investment income	(0.07)	(0.16)	(0.15)	(0.21)	(0.18)	(0.21)
Net realized gains	(0.11)	—	—	—	—	—
Total distributions	(0.18)	(0.16)	(0.15)	(0.21)	(0.18)	(0.21)

Net asset value, end of period	$19.65	$18.54	$17.12	$16.98	$14.92	$11.90
Total return[3]	6.96%	9.25%	1.75%[4]	15.33%[5]	27.08%	(26.64)%

Net assets, end of period (000s)	$122,593	$121,927	$124,660	$137,999	$131,913	$114,042

Ratios to average net assets:
Gross expenses	1.30%[6]	1.30%	1.30%	1.30%	1.29%	1.26%
Net expenses[7]	1.30 [6]	1.30	1.30	1.30	1.29	1.26
Net investment income	0.58 [6]	0.76	0.83	0.94	1.28	1.33

Portfolio turnover rate	14%	26%	29%	30%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2013 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.69% for the year ended January 31, 2012.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.06%. Class A received $352,680 related to this distribution.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class B Shares[1]	2013[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$18.51	$17.13	$17.01	$14.97	$11.95	$16.53

Income (loss) from operations:
Net investment income (loss)	(0.06)	(0.06)	(0.04)	(0.00) [3]	0.02	0.04
Net realized and unrealized gain (loss)	1.23	1.44	0.16	2.06	3.04	(4.56)
Proceeds from settlement of a regulatory matter	—	—	—	0.19	—	—
Total income (loss) from operations	1.17	1.38	0.12	2.25	3.06	(4.52)

Less distributions from:
Net investment income	—	—	(0.00) [3]	(0.21)	(0.04)	(0.06)
Net realized gains	(0.11)	—	—	—	—	—
Total distributions	(0.11)	—	(0.00) [3]	(0.21)	(0.04)	(0.06)

Net asset value, end of period	$19.57	$18.51	$17.13	$17.01	$14.97	$11.95
Total return[4]	6.33%	8.06%	0.72%[5]	15.26%[6]	25.67%	(27.39)%

Net assets, end of period (000s)	$7,324	$8,433	$10,855	$15,666	$18,884	$20,958

Ratios to average net assets:
Gross expenses	2.45%[7]	2.41%	2.35%	2.28%	2.46%	2.30%
Net expenses[8]	2.45 [7]	2.41	2.35	2.28	2.46	2.30
Net investment income (loss)	(0.58) [7]	(0.34)	(0.23)	(0.03)	0.12	0.28

Portfolio turnover rate	14%	26%	29%	30%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2013 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.60% for the year ended January 31, 2012.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.98%. Class B received $214,328 related to this distribution.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

16	Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2013[2]		2013	2012	2011	2010	2009

Net asset value, beginning of period	$18.73		$17.30	$17.15	$15.07	$12.02	$16.62

Income (loss) from operations:
Net investment income (loss)	(0.01)		0.02	0.03	0.04	0.10	0.11
Net realized and unrealized gain (loss)	1.24		1.45	0.16	2.10	3.06	(4.58)
Proceeds from settlement of a regulatory matter	—		—	—	0.07	—	—
Total income (loss) from operations	1.23		1.47	0.19	2.21	3.16	(4.47)

Less distributions from:
Net investment income	(0.00)	[3]	(0.04)	(0.04)	(0.13)	(0.11)	(0.13)
Net realized gains	(0.11)		—	—	—	—	—
Total distributions	(0.11)		(0.04)	(0.04)	(0.13)	(0.11)	(0.13)

Net asset value, end of period	$19.85		$18.73	$17.30	$17.15	$15.07	$12.02
Total return[4]	6.60%		8.50%	1.09%[5]	14.75%[6]	26.40%	(27.06)%

Net assets, end of period (000s)	$11,489		$10,635	$10,003	$11,511	$10,078	$8,888

Ratios to average net assets:
Gross expenses	1.98%[7]		1.98%	1.96%	2.01%	1.80%	1.87%
Net expenses[8]	1.98	[7]	1.98	1.96	2.01	1.80	1.87
Net investment income (loss)	(0.10)	[7]	0.09	0.17	0.23	0.77	0.73

Portfolio turnover rate	14%		26%	29%	30%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2013 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.04% for the year ended January 31, 2012.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 14.28%. Class C received $47,518 related to this distribution.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2013	2012	2011	2010	2009[3]

Net asset value, beginning of period	$18.54	$17.12	$16.99	$14.92	$11.90	$15.98

Income (loss) from operations:
Net investment income	0.08	0.19	0.19	0.20	0.24	0.13
Net realized and unrealized gain (loss)	1.24	1.44	0.14	2.09	3.02	(4.08)
Total income (loss) from operations	1.32	1.63	0.33	2.29	3.26	(3.95)

Less distributions from:
Net investment income	(0.11)	(0.21)	(0.20)	(0.22)	(0.24)	(0.13)
Net realized gains	(0.11)	—	—	—	—	—
Total distributions	(0.22)	(0.21)	(0.20)	(0.22)	(0.24)	(0.13)

Net asset value, end of period	$19.64	$18.54	$17.12	$16.99	$14.92	$11.90
Total return[4]	7.13%	9.60%	1.99%[5]	15.51%	27.67%	(24.80)%

Net assets, end of period (000s)	$4,113	$1,642	$994	$1,141	$46	$15

Ratios to average net assets:
Gross expenses	1.05%[6]	1.05%	1.16%	1.08%	0.81%	1.03%[6]
Net expenses[7]	1.00 [6,8,9]	1.00 [8,9]	1.00 [8,9]	0.95 [8,9]	0.81 [8]	1.03 [6]
Net investment income	0.87 [6]	1.07	1.12	1.25	1.71	1.81 [6]

Portfolio turnover rate	14%	26%	29%	30%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2013 (unaudited).

[3]	For the period July 24, 2008 (commencement of operations) to January 31, 2009.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.93% for the year ended January 31, 2012.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Investment Counsel Social Awareness Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

20	Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$101,765,464	—	—	$101,765,464
Asset-backed securities	—	$694,149	—	694,149
Collateralized mortgage obligations	—	4,557,983	—	4,557,983
Corporate bonds & notes	—	21,061,860	—	21,061,860
Mortgage-backed securities	—	3,666,765	—	3,666,765
Municipal bonds	—	446,084	—	446,084
U.S. government & agency obligations	—	8,803,530	—	8,803,530
Total long-term investments	$101,765,464	$39,230,371	—	$140,995,835
Short-term investments†	—	1,924,000	—	1,924,000
Total investments	$101,765,464	$41,154,371	—	$142,919,835

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected

22	Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report

in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. Effective February 2013, Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, LMIC and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which effective February 2013 is provided by Western Asset. For its services, LMPFA pays LMIC and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund

Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the six months ended July 31, 2013, fees waived and/or expenses reimbursed amounted to $502.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended July 31, 2013, LMIS and its affiliates retained sales charges of $10,269 on sales of the Fund’s Class A shares. In addition, for the six months ended July 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class B	Class C
CDSCs	$2,597	$636

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of July 31, 2013, the Fund had accrued $9,369 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

24	Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report

3. Investments

During the six months ended July 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$14,088,089	$5,824,082
Sales	19,607,124	3,522,977

At July 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$37,556,556
Gross unrealized depreciation	(1,211,206)
Net unrealized appreciation	$36,345,350

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended July 31, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended July 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$153,111	$157,367
Class B	39,125	25,877
Class C	55,151	10,216
Class I	—	2,519
Total	$247,387	$195,979

For the six months ended July 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$502
Total	$502

Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended July 31, 2013	Year Ended January 31, 2013
Net Investment Income:
Class A	$423,136	$1,082,597
Class B	—	—
Class C	2,052	22,581
Class I	11,056	16,867
Total	$436,244	$1,122,045

Net Realized Gains:
Class A	$704,764	—
Class B	42,894	—
Class C	65,183	—
Class I	11,783	—
Total	$824,624	—

7. Shares of beneficial interest

At July 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended July 31, 2013		Year Ended January 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	181,151	$3,463,993	366,069	$6,535,786
Shares issued on reinvestment	56,326	1,095,498	58,887	1,049,370
Shares repurchased	(574,761)	(11,072,924)	(1,130,714)	(20,151,701)
Net decrease	(337,284)	$(6,513,433)	(705,758)	$(12,566,545)

Class B
Shares sold	299	$5,815	2,594	$45,473
Shares issued on reinvestment	2,174	42,510	—	—
Shares repurchased	(83,883)	(1,606,128)	(180,727)	(3,209,262)
Net decrease	(81,410)	$(1,557,803)	(178,133)	$(3,163,789)

Class C
Shares sold	57,881	$1,121,283	69,830	$1,256,717
Shares issued on reinvestment	2,810	55,676	1,033	18,630
Shares repurchased	(49,741)	(960,501)	(81,448)	(1,459,545)
Net increase (decrease)	10,950	$216,458	(10,585)	$(184,198)

26	Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report

	Six Months Ended July 31, 2013		Year Ended January 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	140,611	$2,736,034	42,848	$763,195
Shares issued on reinvestment	736	14,266	594	10,594
Shares repurchased	(20,497)	(393,445)	(12,948)	(233,241)
Net increase	120,850	$2,356,855	30,494	$540,548

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Legg Mason Investment Counsel Social Awareness Fund 2013 Semi-Annual Report	27

Legg Mason Investment Counsel

Social Awareness Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller* President

Frank G. Hubbard

Howard J. Johnson* Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President, and Chief Executive Officer.

Legg Mason Investment Counsel Social Awareness Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Social Awareness Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Social Awareness Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0423 9/13 SR13-2014

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date: September 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date: September 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Equity Trust

Date: September 25, 2013